UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2009

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

120 Kearny Street, San Francisco, CA 94108

(Address of principal executive offices, including zip code)

(415) 636-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 2, 2009, The Charles Schwab Corporation (the “Company”) agreed to sell $750,000,000 aggregate principal amount of 4.950% Senior Notes due 2014 (the “Notes”) pursuant to an Underwriting Agreement, dated June 2, 2009 (the “Underwriting Agreement”), among the Company, J.P. Morgan Securities Inc. and UBS Securities LLC as representatives of the several underwriters named therein. The offering of the Notes (the “Offering”) was consummated on June 5, 2009. The Notes were issued under a Senior Indenture, dated as of June 5, 2009 (the “Senior Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the First Supplemental Indenture, dated as of June 5, 2009 (“First Supplemental Indenture”). The Offering was made pursuant to a Prospectus dated December 16, 2008 and a Prospectus Supplement, dated June 2, 2009, filed pursuant to the Company’s shelf Registration Statement on Form S-3 (File No. 333-156152).

Copies of the Underwriting Agreement, Senior Indenture, First Supplemental Indenture and the form of 4.950% Senior Note due 2014 are attached as Exhibits 1.6, 4.20, 4.21 and 4.22, respectively, to this Report on Form 8-K and are incorporated herein by reference. A copy of the legal opinion delivered in connection with the transactions described above is attached as Exhibit 5.1 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.6	Underwriting Agreement, dated June 2, 2009, among the Company, J.P. Morgan Securities Inc. and UBS Securities LLC as representatives of the several underwriters named therein.

4.20	Senior Indenture, dated as of June 5, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A.

4.21	First Supplemental Indenture, dated as of June 5, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A.

4.22	Form of 4.950% Senior Note due 2014 (included in Exhibit 4.21)

5.1	Opinion of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, dated June 5, 2009.

23.1	Consent of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, dated June 5, 2009 (included in Exhibit 5.1).

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: June 5, 2009	BY:	/s/ Joseph R. Martinetto
Joseph R. Martinetto Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

1.6	Underwriting Agreement, dated June 2, 2009, among the Company, J.P. Morgan Securities Inc. and UBS Securities LLC as representatives of the several underwriters named therein.

4.20	Senior Indenture, dated as of June 5, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A.

4.21	First Supplemental Indenture, dated as of June 5, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A.

4.22	Form of 4.950% Senior Note due 2014 (included in Exhibit 4.21)

5.1	Opinion of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, dated June 5, 2009.

23.1	Consent of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, dated June 5, 2009 (included in Exhibit 5.1).